                        SEMIANNUAL REPORT / APRIL 30 2001

                              AIM SUMMIT FUND, INC.


                                  [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                    THE PIONEER CABIN OF THE YOSEMITE VALLEY

                              BY CURRIER AND IVES

         THE LITHOGRAPHY FIRM OF CURRIER AND IVES IMMORTALIZED LIFE IN

           19TH-CENTURY AMERICA THROUGH ITS SERIES OF POPULAR PRINTS.

         THESE NATIONAL TREASURES SHAPED A WHOLE ERA'S UNDERSTANDING OF

        WHAT IT MEANS TO BE "AMERICAN." THIS CLASSIC PIECE PAYS TRIBUTE

         TO THE PERSEVERANCE AND DEDICATION OF PIONEERS IN THE AMERICAN

        WEST--QUALITIES THAT CHARACTERIZE TODAY'S DISCIPLINED INVESTOR.

                     -------------------------------------

AIM Summit Fund is for shareholders who seek capital growth through systematic investments.

AIM Summit Fund is available through AIM Summit Investors Plans I and II, unit investment trusts that call for fixed monthly investments for 15 years. Shareholders have the option to make additional monthly payments for up to 25 years. Sales charges vary based on monthly investment amounts. Dollar-cost averaging does not ensure a profit and does not protect against loss in declining markets. Since dollar-cost averaging involves continued investing regardless of fluctuating securities prices, you should consider your ability to continue purchasing through periods of low price levels.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Summit Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o Shares of AIM Summit Fund are sold to the Summit Investors Plans ("Plans I" and "Plans II") without the imposition of any sales charges. When sales charges are figured in to the performance figures of a Plans I investment, the maximum 8.50% sales charge is deducted. The 8.50% sales charge is what a Plans I investor would pay over the life of a 15-year investment plan for the smallest plan size, $50 per month. Larger plans carry lower sales charges as outlined in the prospectus. (Plans I was closed to new investors on August 16, 1999.) When sales charges are figured in to the performance figures of a Plans II investment, the maximum 3.33% sales charge is deducted. The 3.33% sales charge is what a Plans II investor would pay over the life of a 15-year investment plan for the smallest plan size, $50 per month. Larger plans carry lower sales charges as outlined in the prospectus.
o Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
o In addition to the returns as of 4/30/01 listed below, industry regulations require us to provide average annual total returns as of 3/31/01, the most recent calendar quarter-end, which were: AIM Summit Investors Plans I, including sales charges, inception (11/1/82), 11.89%; 10 years, 11.49%; five years, 9.09%; one year, -50.22%. AIM Summit Investors Plans II, including sales charges, inception (7/19/99), -17.33%; one year -47.41%. AIM Summit Fund, excluding sales charges, inception (11/1/82), 12.42%; 10 years, 12.49%; five years, 11.04%; one year, -45.59%.
o Investing in small and mid-sized companies may involve risks not associated with investing in more established companies. Additionally, small companies may have business risk, significantly stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/01

=================================================================================================
               AIM SUMMIT INVESTORS PLANS I    AIM SUMMIT INVESTORS PLANS II    AIM SUMMIT FUND
                    INCEPTION: 11/1/82              INCEPTION: 7/19/99        INCEPTION: 11/1/82
                     INCLUDING MAXIMUM               INCLUDING MAXIMUM
                    8.50% SALES CHARGE              3.33% SALES CHARGE
-------------------------------------------------------------------------------------------------
  Inception                12.42%                         -11.96%                    12.95%
  10 Years                 12.64                            N/A                      13.64
   5 Years                 10.22                            N/A                      12.19
   1 Year                 -39.95                          -36.55                    -34.37
=================================================================================================

                     AIM SUMMIT FUND, INC.

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    The six months ended April 30, 2001, the period covered by
[PHOTO OF           this report, were among the most difficult we have seen in
ROBERT H.           equity markets in years. Major indexes, both foreign and
GRAHAM]             domestic, posted negative returns, with the technology
                    sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                        What's the lesson? Well, just as the dot-com disaster
                    taught us that fundamentals such as earnings really do matter after all, I think this bear market has taught us that old-time investing basics such as diversification still matter too.
                        During the long bull market, which ran from 1982 until
                    last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500 has seen a 20% decline--often used as the definition of a bear market--about every four and one-half to five years.
    Similarly, different asset classes go in and out of favor. Some years growth stocks are the best place to be; other years, value stocks. No one has devised a reliable technique for timing these changes of sentiment. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

HOW TO DIVERSIFY
One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Generally speaking, when the stock market is up, the bond market is down and vice versa, while short-term money market investments provide steady return. Holding all three asset classes can help cushion your portfolio against big swings in any one category.
    Within an asset class, it is worth diversifying further. It is helpful, for example, to invest in different types of equities: growth and value stocks, domestic and foreign, large-company and small. Fixed-income assets can be diversified the same way with funds invested across various quality sectors, from super-safe U.S. Treasuries to riskier high-yield bonds. Your financial advisor can help you build a diversified portfolio by selecting a variety of funds.
    Diversifying also means regularly evaluating your assets and realigning the mix when necessary. The right asset mix depends on your financial situation, your age and your goals. Visit with your financial advisor at least once a year to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENTS
The last six months have tested the patience of most investors, and we'd like to thank you for your confidence in us as we look forward to what we hope will be less trying markets the rest of this year. Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like and how they have managed your fund. We hope you find their comments informative.
    If you have any questions or comments, please contact our Client Services Department at 800-995-4246.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman

                              AIM SUMMIT FUND, INC.

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

ECONOMIC SLOWDOWN HURTS MARKETS, FUND PERFORMANCE

HOW DID AIM SUMMIT FUND PERFORM DURING THE LAST SIX MONTHS?
A slowing economy and declining corporate earnings growth caused investor nervousness to rise, major stock-market indexes to drop and fund performance to sink into negative territory during the six-month reporting period ended April 30, 2001. For that six-month period, the fund returned -35.55%.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS?
The last six months have taught many new investors an important lesson: the stock market sometimes declines. During the fourth quarter of 2000 and the first quarter of 2001, the booming stock market of the 1990s was humbled. Investors avoided large-cap growth stocks generally and technology stocks in particular; some abandoned the stock market entirely, placing their investments in money market funds or bond funds.
    The Federal Reserve Board (the Fed), which spent much of 1999 and 2000 battling the perceived threat of inflation, suddenly found itself battling the very real threat of economic recession. In December 2000, the Fed publicly revealed that its recessionary worries exceeded its inflationary concerns. Four times during the reporting period--twice in January, once in March and again in April--the Fed lowered short-term interest rates by 50 basis points (for a total decrease of 200 basis points, or 2.0%) in a dramatic effort to revive a rapidly weakening economy. But the rate cuts caused the market to rally only briefly.
    April offered a respite from the drubbing growth stocks have taken in recent months--and offered hope that they may at last be poised for a rebound. Across all market capitalizations, value stocks outperformed growth stocks year-to-date as of April 30. But for the month of April, by a wide margin growth stocks outperformed value stocks across all capitalizations.

WHAT CAUSED THE ECONOMY AND THE MARKETS TO WEAKEN?
The Fed's two-year string of interest-rate increases successfully slowed the economy--possibly more dramatically than intended. Economic growth slowed from 4.8% in the first quarter of 2000 to 1.0% in the fourth quarter; it increased somewhat to 1.3% in the first quarter of 2001. Those rate hikes made it more expensive for companies to borrow and expand. Interest-rate-sensitive telecom companies and manufacturers were particularly hurt by rising interest rates.
    Beginning in the fourth quarter, the number of earnings warnings and high-profile layoff announcements increased, unnerving investors and consumers. The dot-com collapse temporarily provided more viable businesses with a plentiful supply of almost-new telecom and Internet equipment; this resulted in sharply reduced demand for new technology-related equipment in the fourth quarter, prompting additional layoff announcements. Indeed, in April unemployment hit 4.5%--low by historical standards, but a two-and-a-half-year high.

WHY WERE GROWTH STOCKS HURT SO SEVERELY?
Over the last year, investors tended to sell stocks with high absolute price/earnings ratios, regardless of those companies'

                                 [COVER IMAGE]

WHAT DOLLAR-COST AVERAGING CAN MEAN TO LONG-TERM INVESTORS

Investors who participate in contractual plans like Summit Investors Plans don't have to guess when they should invest. Instead, they dollar-cost average--investing a fixed amount in the plan each month. Dollar-cost averaging can be beneficial when markets are volatile. By sticking with the same investment amount each month regardless of how much a fund's share price fluctuates, investors can buy more shares when prices are low and fewer shares when prices are high. The end result can be a lower average cost per share over time. This is especially true for long-term investors, since the longer they maintain a regular investment program, the more likely they will be to have bought shares at a wide variety of prices.
     While no investment strategy--not even dollar-cost averaging--can guarantee profits or protect against losses in a declining market, dollar-cost averaging can help take guesswork and emotion out of the investment equation. And remember: Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, investors should consider their ability to continue purchases over an extended period of time.

          See important fund and index disclosures inside front cover.

                              AIM SUMMIT FUND, INC.

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

growth rates. As a result, investors abandoned companies with rapidly growing earnings (and thus richer stock valuations) in favor of companies with low absolute price/earnings ratios. Richly valued stocks of rapidly growing companies, many investors reasoned, had further to fall in a down market than lower-priced stocks of slower-growing companies.
    As a result, many of the fund's holdings, while still some of the fastest-growing in the market, have suffered severe valuation compression. However, it remains our belief--and our experience--that simple rules work best in the stock market: Faster-growing companies tend to outperform slower competitors over the long haul, and while manias or bubbles develop and corrections are required to deal with them, a consistent strategy of sticking with "profit winners" benefits investors over time.


PORTFOLIO COMPOSITION
As of 4/30/01, based on total net assets

====================================================================================================================
TOP 10 EQUITY HOLDINGS                                 TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------------------------------
  1. Electronic Data Systems Corp.          2.60%        1. Oil & Gas (Drilling & Equipment)     9.13%

  2. Nokia Oyj - ADR (Finland)              2.49         2. Computers (Software & Services)      8.86

  3. Genzyme Corp.                          2.28         3. Communications Equipment             6.20   [ARTWORK]

  4. International Business Machines Corp.  2.20         4. Services (Data Processing)           5.68

  5. First Data Corp.                       2.03         5. Financial (Diversified)              4.97

  6. Waste Management, Inc.                 2.00         6. Computers (Hardware)                 4.60

  7. Gap, Inc. (The)                        1.94         7. Natural Gas                          3.54

  8. VERITAS Software Corp.                 1.90         8. Electronics (Semiconductors)         3.36

  9. El Paso Corp.                          1.88         9. Biotechnology                        3.25

 10. Kroger Co. (The)                       1.87        10. Services (Commercial & Consumer)     2.69

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

====================================================================================================================

HOW DID YOU MANAGE THE FUND IN RESPONSE TO DIFFICULT MARKET TRENDS? During the reporting period:

o We increased our holdings slightly, from 88 to 93 stocks. We continued to invest primarily in large-cap stocks, in keeping with the fund's investment strategy.
o We dramatically reduced our technology holdings; tech stocks accounted for 55.8% of the fund's total net assets on October 31, 2000, but only 33.8% on April 30, 2001. This reduction reflects some selling of tech stocks as well as the reduced valuations of those we continue to hold.
o We sharply increased our energy holdings from 3.7% at the beginning of the reporting period to 10.6% of total net assets at its close. Supply and processing constraints have kept oil and natural-gas prices firm, resulting in record profits for exploration and production, drilling and equipment and large integrated oil companies.
o We increased our utility holdings from 2.0% of the fund's total net assets at the beginning of the reporting period to 6.0% at its close. In an increasingly deregulated environment, independent power producers are seeing unparalleled new business opportunities and surging profits.

WHY DID YOU MAKE THESE CHANGES?
Now, as always, we define "growth stocks" as the stocks of the fastest-growing companies--whatever sector or industry they may be in. For now, energy, utility and health-care companies are enjoying healthy earnings growth even as many technology stocks are suffering. Keep in mind that we buy stocks on the basis of fundamental, bottom-up research--not big-picture bets about sectors or industries. It just so happens that following last year's technology correction, we see a good number of investment opportunities in the energy, utility and health-care sectors. When we see better opportunities elsewhere, we'll adjust the portfolio as needed.

WHAT WERE MARKET CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
At the close of the reporting period, markets remained volatile and economic indicators remained mixed. The Fed, which has cut short-term interest rates four times so far this year, remained concerned about weakness in the economy. Historically, declining interest rates have been a powerful catalyst for reinvigorating the economy--precisely the medicine the stock market seems to require. A revitalized business climate could help restore confidence in stocks generally and in growth stocks specifically.
    As a result of the stock-market correction, fund managers now see some of the most attractive stock valuations in years. Key economic indicators also were encouraging: inflation continued to be subdued, and unemployment remained low. Despite the markets' short-term decline, fund managers believe that as in the past, the stocks of companies that deliver consistent earnings growth will be rewarded.

          See important fund and index disclosures inside front cover.

                              AIM SUMMIT FUND, INC.

                        ANNUAL REPORT / FOR CONSIDERATION

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information. To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards.

                                   [LOCK IMAGE]

            A I M Capital Management, Inc. o A I M Distributors, Inc.
               o The AIM Family of Funds--Registered Trademark--



                              AIM SUMMIT FUND, INC.

SCHEDULE OF INVESTMENTS
April 30, 2001
(Unaudited)

                                                     MARKET
                                      SHARES         VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-96.82%

AEROSPACE/DEFENSE-1.53%

Boeing Co. (The)                       225,000   $   13,905,000
---------------------------------------------------------------
Lockheed Martin Corp.                  558,000       19,619,280
===============================================================
                                                     33,524,280
===============================================================

ALUMINUM-0.79%

Alcoa Inc.                             421,000       17,429,400
===============================================================
BANKS (MAJOR REGIONAL)-1.58%
Bank One Corp.                         332,000       12,539,640
---------------------------------------------------------------
FleetBoston Financial Corp.            580,000       22,254,600
===============================================================
                                                     34,794,240
===============================================================

BANKS (MONEY CENTER)-1.50%

Bank of America Corp.                  590,000       33,040,000
===============================================================

BIOTECHNOLOGY-3.25%

Amgen Inc.(a)                          350,000       21,399,000
---------------------------------------------------------------
Genzyme Corp.(a)                       460,000       50,126,200
===============================================================
                                                     71,525,200
===============================================================

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.71%

General Motors Corp.-Class H(a)        730,000       15,512,500
===============================================================

COMMUNICATIONS EQUIPMENT-6.20%

CIENA Corp.(a)                         734,000       40,414,040
---------------------------------------------------------------
L-3 Communications Holdings,
  Inc.(a)                              175,000       13,518,750
---------------------------------------------------------------
Nokia Oyj-ADR (Finland)              1,600,000       54,704,000
---------------------------------------------------------------
ONI Systems Corp.(a)                   200,000        7,186,000
---------------------------------------------------------------
Sonus Networks, Inc.(a)                800,000       20,368,000
===============================================================
                                                    136,190,790
===============================================================

COMPUTERS (HARDWARE)-4.60%

Apple Computer, Inc.(a)              1,000,000       25,490,000
---------------------------------------------------------------
Compaq Computer Corp.                  800,000       14,000,000
---------------------------------------------------------------
Dell Computer Corp.(a)                 500,000       13,145,000
---------------------------------------------------------------
International Business Machines
  Corp.                                420,000       48,358,800
===============================================================
                                                    100,993,800
===============================================================

COMPUTERS (NETWORKING)-1.07%

Juniper Networks, Inc.(a)(b)           400,000       23,612,000
===============================================================

COMPUTERS (PERIPHERALS)-0.90%

EMC Corp.(a)                           500,000       19,800,000
===============================================================

COMPUTERS (SOFTWARE & SERVICES)-8.86%

BEA Systems, Inc.(a)                   850,000       34,722,500
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

BMC Software, Inc.(a)                1,065,000   $   25,762,350
---------------------------------------------------------------
Check Point Software Technologies
  Ltd. (Israel)(a)                     195,000       12,232,350
---------------------------------------------------------------
Computer Associates International,
  Inc.                               1,105,000       35,569,950
---------------------------------------------------------------
eBay Inc.(a)                           113,700        5,739,576
---------------------------------------------------------------
Microsoft Corp.(a)                     575,000       38,956,250
---------------------------------------------------------------
VERITAS Software Corp.(a)              700,000       41,727,000
===============================================================
                                                    194,709,976
===============================================================

CONSUMER FINANCE-0.71%

Capital One Financial Corp.            250,000       15,715,000
===============================================================

DISTRIBUTORS (FOOD & HEALTH)-1.47%

McKesson HBOC, Inc.                  1,050,000       32,382,000
===============================================================

ELECTRIC COMPANIES-1.16%

Edison International(a)                975,000        9,603,750
---------------------------------------------------------------
PG&E Corp.(a)                        1,765,000       15,832,050
===============================================================
                                                     25,435,800
===============================================================

ELECTRICAL EQUIPMENT-2.05%

General Electric Co.                   600,000       29,118,000
---------------------------------------------------------------
Koninklijke (Royal) Philips
  Electronics N.V.- ADR
  (Netherlands)                        514,880       15,858,304
===============================================================
                                                     44,976,304
===============================================================

ELECTRONICS INSTRUMENTATION)-0.52%

Newport Corp.                          300,000       11,328,000
===============================================================

ELECTRONICS (SEMICONDUCTORS)-3.36%

Advanced Micro Devices, Inc.(a)        500,000       15,500,000
---------------------------------------------------------------
Analog Devices, Inc.(a)                250,000       11,827,500
---------------------------------------------------------------
Micron Technology, Inc.(a)             700,000       31,766,000
---------------------------------------------------------------
RF Micro Devices, Inc.(a)              500,000       14,690,000
===============================================================
                                                     73,783,500
===============================================================

FINANCIAL (DIVERSIFIED)-4.97%

Citigroup Inc.                         516,666       25,394,134
---------------------------------------------------------------
Freddie Mac                            512,000       33,689,600
---------------------------------------------------------------
J.P. Morgan Chase & Co.                590,000       28,308,200
---------------------------------------------------------------
MGIC Investment Corp.                  335,000       21,771,650
===============================================================
                                                    109,163,584
===============================================================

HEALTH CARE (DIVERSIFIED)-0.91%

IVAX Corp.(a)                          500,000       20,025,000
===============================================================

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.36%

Biovail Corp. (Canada)(a)              200,000        7,856,000
===============================================================

                                                     MARKET
                                      SHARES         VALUE
HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-1.17%

Lilly (Eli) & Co.                      100,000   $    8,500,000
---------------------------------------------------------------
Pfizer Inc.                            400,000       17,320,000
===============================================================
                                                     25,820,000
===============================================================

HEALTH CARE (HOSPITAL MANAGEMENT)-1.83%

Health Management Associates,
  Inc.-Class A(a)                    2,239,000       40,122,880
===============================================================

HEALTH CARE (MANAGED CARE)-1.53%

UnitedHealth Group Inc.                514,000       33,656,720
===============================================================

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-0.39%

Biomet, Inc.                           200,000        8,546,000
===============================================================

INSURANCE (LIFE/HEALTH)-1.46%

UnumProvident Corp.                  1,075,000       32,153,250
===============================================================

INSURANCE (MULTI-LINE)-0.34%

AXA-ADR (France)                       126,260        7,386,210
===============================================================

INVESTMENT BANKING/BROKERAGE-1.44%

Merrill Lynch & Co., Inc.              250,000       15,425,000
---------------------------------------------------------------
Morgan Stanley Dean Witter & Co.       259,000       16,262,610
===============================================================
                                                     31,687,610
===============================================================

LEISURE TIME (PRODUCTS)-1.72%

Mattel, Inc.                         2,340,000       37,791,000
===============================================================

MANUFACTURING (DIVERSIFIED)-2.09%

Tyco International Ltd. (Bermuda)      450,000       24,016,500
---------------------------------------------------------------
United Technologies Corp.              280,000       21,862,400
===============================================================
                                                     45,878,900
===============================================================

MANUFACTURING (SPECIALIZED)-1.61%

Parker-Hannifin Corp.                  758,000       35,337,960
===============================================================

NATURAL GAS-3.54%

Dynegy Inc.-Class A                    430,000       24,875,500
---------------------------------------------------------------
El Paso Corp.                          600,000       41,280,000
---------------------------------------------------------------
Kinder Morgan, Inc.                    200,000       11,740,000
===============================================================
                                                     77,895,500
===============================================================

OIL & GAS (DRILLING & EQUIPMENT)-9.13%

Baker Hughes Inc.                      345,000       13,555,050
---------------------------------------------------------------
BJ Services Co.(a)                     360,000       29,610,000
---------------------------------------------------------------
ENSCO International Inc.               730,000       28,397,000
---------------------------------------------------------------
Helmerich & Payne, Inc.                200,000       10,246,000
---------------------------------------------------------------
Nabors Industries, Inc.(a)             408,000       24,324,960
---------------------------------------------------------------
National-Oilwell, Inc.(a)              130,000        5,141,500
---------------------------------------------------------------
Patterson Energy, Inc.(a)              320,000       11,030,400
---------------------------------------------------------------
Rowan Cos., Inc.(a)                    500,000       16,595,000
---------------------------------------------------------------
Santa Fe International Corp.           300,000       11,400,000
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
OIL & GAS (DRILLING & EQUIPMENT)-(CONTINUED)

Transocean Sedco Forex Inc.            711,536   $   38,622,174
---------------------------------------------------------------
Weatherford International, Inc.(a)     200,000       11,646,000
===============================================================
                                                    200,568,084
===============================================================

OIL & GAS (EXPLORATION & PRODUCTION)-1.46%

Apache Corp.                           500,000       31,980,000
===============================================================

POWER PRODUCERS INDEPENDENT)-1.24%

Calpine Corp.(a)                       480,000       27,355,200
===============================================================

RESTAURANTS-0.35%

Starbucks Corp.(a)                     400,000        7,740,000
===============================================================

RETAIL (DEPARTMENT STORES)-0.58%

Kohl's Corp.(a)                        207,000       12,639,420
===============================================================

RETAIL (FOOD CHAINS)-1.87%

Kroger Co. (The)(a)                  1,816,000       41,023,440
===============================================================

RETAIL (GENERAL MERCHANDISE)-1.09%

Target Corp.                           621,000       23,877,450
===============================================================

RETAIL (SPECIALTY)-0.64%

Bed Bath & Beyond Inc.(a)              500,000       14,160,000
===============================================================

RETAIL (SPECIALTY-APPAREL)-2.50%

Abercrombie & Fitch Co.-Class A(a)     200,000        6,660,000
---------------------------------------------------------------
American Eagle Outfitters, Inc.(a)     150,000        5,583,000
---------------------------------------------------------------
Gap, Inc. (The)                      1,538,600       42,634,606
===============================================================
                                                     54,877,606
===============================================================

SERVICES (ADVERTISING/MARKETING)-0.60%

Omnicom Group Inc.                     150,000       13,177,500
===============================================================

SERVICES (COMMERCIAL & CONSUMER)-2.69%

Arbitron Inc.(a)                       321,920        6,721,690
---------------------------------------------------------------
H&R Block, Inc.                        655,000       36,025,000
---------------------------------------------------------------
IMS Health Inc.                        600,000       16,470,000
===============================================================
                                                     59,216,690
===============================================================

SERVICES (COMPUTER SYSTEMS)-2.60%

Electronic Data Systems Corp.          885,000       57,082,500
===============================================================

SERVICES (DATA PROCESSING)-5.68%

Ceridian Corp.(a)                    1,609,600       28,972,800
---------------------------------------------------------------
Concord EFS, Inc.(a)                   150,000        6,982,500
---------------------------------------------------------------
Equifax Inc.                           675,000       22,322,250
---------------------------------------------------------------
First Data Corp.                       660,000       44,510,400
---------------------------------------------------------------
Fiserv, Inc.(a)                        400,000       22,136,000
===============================================================
                                                    124,923,950
===============================================================

TELECOMMUNICATIONS (LONG DISTANCE)-0.78%

Global Crossing Ltd. (Bermuda)(a)    1,360,000       17,040,800
===============================================================

                                                     MARKET
                                      SHARES         VALUE
WASTE MANAGEMENT-1.99%

Waste Management, Inc.               1,796,000   $   43,840,360
===============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $1,861,903,141)                             2,127,576,404
===============================================================

MONEY MARKET FUNDS-3.21%

STIC Liquid Assets Portfolio(c)     35,260,636       35,260,636
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
STIC Prime Portfolio(c)             35,260,636   $   35,260,636
===============================================================
    Total Money Market Funds (Cost
      $70,521,272)                                   70,521,272
===============================================================
TOTAL INVESTMENTS-100.03% (Cost
  $1,932,424,413)                                 2,198,097,676
===============================================================
OTHER ASSETS LESS
  LIABILITIES-(0.03%)                                  (748,282)
===============================================================
NET ASSETS-100.00%                               $2,197,349,394
_______________________________________________________________
===============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b)  A portion of this security is subject to call options written. See Note 7.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $1,932,424,413)                              $2,198,097,676
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                    369,596
-------------------------------------------------------------
  Dividends                                           460,925
-------------------------------------------------------------
Investment for deferred compensation plan              73,717
-------------------------------------------------------------
Other assets                                           19,086
=============================================================
    Total assets                                2,199,021,000
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                              570,132
-------------------------------------------------------------
  Options written (premiums received
    $213,117)                                         568,050
-------------------------------------------------------------
  Deferred compensation plan                           73,717
-------------------------------------------------------------
Accrued administrative services fees                   13,327
-------------------------------------------------------------
Accrued distribution fees                             190,185
-------------------------------------------------------------
Accrued transfer agent fees                           140,846
-------------------------------------------------------------
Accrued trustees' fees                                  1,694
-------------------------------------------------------------
Accrued operating expenses                            113,655
=============================================================
    Total liabilities                               1,671,606
=============================================================
Net assets applicable to shares outstanding    $2,197,349,394
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

  Outstanding                                     183,955,541
_____________________________________________________________
=============================================================
  Net asset value and redemption price per
    share                                      $        11.95
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001
(Unaudited)

INVESTMENT INCOME:

Dividends                                     $     5,680,512
-------------------------------------------------------------
Dividends from affiliated money market funds        2,740,315
-------------------------------------------------------------
Interest                                                7,371
=============================================================
    Total investment income                         8,428,198
=============================================================

EXPENSES:

Advisory fees                                       8,205,435
-------------------------------------------------------------
Administrative services fees                           86,453
-------------------------------------------------------------
Custodian fees                                         36,728
-------------------------------------------------------------
Distribution fees                                   3,870,718
-------------------------------------------------------------
Transfer agent fees                                   955,389
-------------------------------------------------------------
Trustees' fees                                          8,049
-------------------------------------------------------------
Other                                                 115,245
=============================================================
    Total expenses                                 13,278,017
=============================================================
Less: Fees waived                                  (2,547,899)
-------------------------------------------------------------
    Expenses paid indirectly                           (8,968)
=============================================================
    Net expenses                                   10,721,150
=============================================================
Net investment income (loss)                       (2,292,952)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (322,040,144)
-------------------------------------------------------------
  Option contracts written                             20,462
=============================================================
                                                 (322,019,682)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (879,137,954)
-------------------------------------------------------------
  Option contracts written                           (354,933)
=============================================================
                                                 (879,492,887)
=============================================================
Net gain (loss) from investment securities
  and option contracts                         (1,201,512,569)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                   $(1,203,805,521)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.
 8

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001 and the year ended October 31, 2000 (Unaudited)

                                                                 APRIL 30,        OCTOBER 31,
                                                                   2001               2000
                                                              ---------------    --------------
OPERATIONS:

  Net investment income (loss)                                $    (2,292,952)   $   (3,958,193)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    option contracts                                             (322,019,682)      591,837,077
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and option contracts                   (879,492,887)      227,496,072
===============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (1,203,805,521)      815,374,956
===============================================================================================
Distributions to shareholders from net realized gains:
  Fund Shares                                                    (582,388,440)     (413,693,117)
-----------------------------------------------------------------------------------------------
  Class II*                                                                --          (242,393)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Fund Shares*                                                    570,934,698       388,268,681
-----------------------------------------------------------------------------------------------
  Class II*                                                                --        (1,714,479)
===============================================================================================
    Net increase (decrease) in net assets                      (1,215,259,263)      787,993,648
===============================================================================================

NET ASSETS:

  Beginning of period                                           3,412,608,657     2,624,615,009
===============================================================================================
  End of period                                               $ 2,197,349,394    $3,412,608,657
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 2,271,024,735    $1,700,090,037
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (2,410,056)         (117,104)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and option contracts                              (336,583,615)      567,824,507
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    option contracts                                              265,318,330     1,144,811,217
===============================================================================================
                                                              $ 2,197,349,394    $3,412,608,657
_______________________________________________________________________________________________
===============================================================================================

* Effective as of the open of business July 24, 2000, pursuant to a Plan of Recapitalization as approved by the shareholders on May 3, 2000, all outstanding shares of Class II shares were converted to Class I shares of the Fund which were renamed to common stock ("Fund Shares").

NOTES TO FINANCIAL STATEMENTS
April 30, 2001
(Unaudited)


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Summit Fund (the "Fund") is organized as a Delaware business trust ("Trust") registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company having an unlimited number of shares of beneficial interest. The Fund offers ones series of shares ("Fund Shares"). The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

      Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

F. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $10 million of the Fund's average daily net assets, plus 0.75% of the next $140 million of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets in excess of $150 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2001, AIM was paid $86,453 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2001, AFS was paid $4,034 for such services.
  The Fund has entered into a Distribution Agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Fund Shares (the "Distribution Plan"). The Fund, pursuant to the Distribution Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of the Fund Shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Fund Shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Fund Shares of the Fund. Any amounts not paid as a service fee under the Distribution Plan would constitute an asset-based sales charge. The Distribution Plan also imposes a cap on the total sales charges, including asset-based sales charges that may be paid by the Fund Shares. AIM Distributors has agreed to waive a portion of the fees based upon the extent to which Fund Shares are held by shareholders of Summit Investor Plans I ("Plans I"). As a result of this waiver, Distribution Plan fees are accrued at the annual rate of 0.30% of the average daily net assets with respect to Fund Shares, except Fund Shares held through Plans I accrue at an annual rate of 0.10% of the average daily net assets with respect to those shares. Accruing fees at two different rates resulted in a blended rate of 0.10% of the average daily net assets of the Fund. For the six months ended April 30, 2001, the Fund paid AIM Distributors $1,322,819 as compensation under the Plan and waived fees in the amount of $2,547,899.
  During the six months ended April 30, 2001, the Fund paid legal fees of $3,327 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.
  Substantially all shares of the Fund are held of record by State Street Bank and Trust Company as custodian for AIM Summit Investors Plans I and II, unit investments trusts that are sponsored by AIM Distributors.
  Certain officers and trustees of the Fund are officers of AIM and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the six months ended April 30, 2001, the Fund received reductions transfer agent fees from AFS (an affiliate of AIM) of $202 and reductions in custodian fees of $8,766 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $8,968.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2001 was $1,711,745,701 and $1,678,094,162, respectively.
  The amount of unrealized appreciation of investment securities, for tax purposes, as of April 30, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $ 389,803,399
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (136,318,598)
=========================================================
Net unrealized appreciation of investment
  securities                                $ 253,484,801
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $1,944,612,875.


NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the six months ended April 30, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                  ------------------------
                                  NUMBER OF     PREMIUMS
                                  CONTRACTS     RECEIVED
                                  ---------    -----------
Beginning of period                     --     $        --
----------------------------------------------------------
Written                             17,625       5,507,704
----------------------------------------------------------
Closed                             (12,902)     (4,029,298)
----------------------------------------------------------
Exercised                           (3,100)     (1,072,096)
----------------------------------------------------------
Expired                             (1,200)       (193,193)
==========================================================
End of period                          423     $   213,117
__________________________________________________________
==========================================================


Open call option contracts written at April 30, 2001 were as follows:

                                                                   APRIL 30,       UNREALIZED
                       CONTRACT   STRIKE   NUMBER OF   PREMIUMS   2001 MARKET     APPRECIATION
ISSUE                   MONTH     PRICE    CONTRACTS   RECEIVED      VALUE       (DEPRECIATION)
-----                  --------   ------   ---------   --------   ------------   --------------
Juniper Networks,
  Inc.                  May-01     $45        273      $144,478     $436,800       $(292,322)
-----------------------------------------------------------------------------------------------
Juniper Networks,
  Inc.                  May-01      55        150        68,639      131,250         (62,611)
===============================================================================================
                                              423      $213,117     $568,050       $(354,933)
_______________________________________________________________________________________________
===============================================================================================

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2001 and the year ended October 31, 2000 were as follows:

                                                                    APRIL 30, 2001                OCTOBER 31, 2000
                                                              --------------------------    ----------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
                                                              ----------    ------------    -----------    -------------
Sold:
  Fund Shares*                                                 7,366,329    $105,526,120     16,280,314    $ 359,627,148
------------------------------------------------------------------------------------------------------------------------
  Class II**                                                          --              --        444,340       10,007,347
========================================================================================================================
Issued as reinvestment of dividends:
  Fund Shares*                                                32,029,687     535,542,926     19,233,048      383,508,426
------------------------------------------------------------------------------------------------------------------------
  Class II**                                                          --              --         12,204          242,393
========================================================================================================================
Conversion of Class II shares to Class I shares:
  Fund Shares*                                                        --              --        458,716       11,311,931
------------------------------------------------------------------------------------------------------------------------
  Class II**                                                          --              --       (462,288)     (11,311,931)
========================================================================================================================
Reacquired:
  Fund Shares*                                                (5,013,876)    (70,134,348)   (16,517,177)    (366,178,824)
------------------------------------------------------------------------------------------------------------------------
  Class II**                                                          --              --        (29,760)        (652,288)
========================================================================================================================
                                                              34,382,140    $570,934,698     19,419,397    $ 386,554,202
________________________________________________________________________________________________________________________
========================================================================================================================

 * Effective as of the open of business July 24, 2000, pursuant to a Plan of Recapitalization as approved by the shareholders on May 3, 2000, all outstanding shares of Class II shares were converted to Class I shares of the Fund which were renamed to common stock ("Fund Shares").
** Class II shares commenced sales on July 19, 1999. Class II share activity for the period November 1, 1999 through July 23, 2000.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                SIX MONTHS                           YEAR ENDED OCTOBER 31,
                                                  ENDED        ------------------------------------------------------------------
                                              APRIL 30, 2001      2000          1999          1998          1997          1996
                                              --------------   ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period            $    22.82     $    20.17    $    14.96    $    15.15    $    12.99    $    12.14
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                       (0.01)         (0.03)           --          0.03          0.02          0.04
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                         (6.99)          5.85          6.16          1.23          3.34          1.69
=================================================================================================================================
Total from investment operations                     (7.00)          5.82          6.16          1.26          3.36          1.73
=================================================================================================================================
Less distributions:
  Dividends from net investment income                  --             --         (0.04)        (0.02)        (0.03)        (0.03)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains              (3.87)         (3.17)        (0.91)        (1.43)        (1.17)        (0.85)
=================================================================================================================================
    Total distributions                              (3.87)         (3.17)        (0.95)        (1.45)        (1.20)        (0.88)
=================================================================================================================================
Net asset value, end of period                  $    11.95     $    22.82    $    20.17    $    14.96    $    15.15    $    12.99
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                                     (35.50)%        31.12%        42.79%         9.49%        28.53%        15.61%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $2,197,349     $3,412,609    $2,624,615    $1,830,032    $1,650,234    $1,261,008
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                    0.83%(b)       0.72%         0.67%         0.67%         0.68%         0.70%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                 1.03%(b)       0.78%         0.67%         0.67%         0.68%         0.70%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                 (0.18)%(b)     (0.11)%       (0.01)%        0.23%         0.11%         0.29%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                 66%            98%           92%           83%           88%          118%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Does not include sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $2,601,863,548.

NOTE 10-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed Ernst & Young LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the two years ended October 31, 2000. The audit reports of KPMG LLP on the financial statements of the Fund for the two years ended October 31, 2000 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two years ended October 31, 2000, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.

  Neither the Fund nor anyone on its behalf consulted with Ernst & Young LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

    Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

    Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                                OFFICERS                                  OFFICE OF THE FUND
Robert H. Graham                                 Robert H. Graham                          11 Greenway Plaza
Chairman, President and                          Chairman and President                    Suite 100
Chief Executive Officer                                                                    Houston, TX 77046
A I M Management Group Inc.                      Carol F. Relihan
                                                 Senior Vice President and Secretary       INVESTMENT ADVISOR
Bruce L. Crockett
Director                                         Gary T. Crum                              A I M Advisors, Inc.
ACE Limited;                                     Senior Vice President                     11 Greenway Plaza
Formerly Director, President, and                                                          Suite 100
Chief Executive Officer                          Edgar M. Larsen                           Houston, TX 77046
COMSAT Corporation                               Vice President
                                                                                           TRANSFER AGENT
Owen Daly II                                     Dana R. Sutton
Formerly Director                                Vice President and Treasurer              AIM Fund Services, Inc.
Cortland Trust Inc.                                                                        P.O. Box 4739
                                                 Melville B. Cox                           Houston, Tx 77210-4739
Albert R. Dowden                                 Vice President
Chairman of the Board of Directors,                                                        CUSTODIAN
The Cortland Trust and DHJ Media, Inc.; and      Mary J. Benson
Director, Magellan Insurance Company,            Assistant Vice President and              State Street Bank and Trust Company
Formerly Director, President and                 Assistant Treasurer                       225 Franklin Street
Chief Executive Officer,                                                                   Boston, MA 02110
Volvo Group North America, Inc.; and             Sheri Steward Morris
Senior Vice President, AB Volvo                  Assistant Vice President and              COUNSEL TO THE FUND
                                                 Assistant Treasurer
Edward K. Dunn Jr.                                                                         Ballard Spahr
Chairman, Mercantile Mortgage Corp.;             Juan E. Cabrera, Jr.                      Andrews & Ingersoll, LLP
Formerly Vice Chairman and President,            Assistant Secretary                       1735 Market Street
Mercantile-Safe Deposit & Trust Co.; and                                                   Philadelphia, PA 19103
President, Mercantile Bankshares                 Jim A. Coppedge
                                                 Assistant Secretary                       COUNSEL TO THE TRUSTEES
Jack M. Fields
Chief Executive Officer                          Renee A. Friedli                          Kramer, Levin, Naftalis & Frankel LLP
Twenty First Century, Inc.;                      Assistant Secretary                       919 Third Avenue
Formerly Member                                                                            New York, NY 10022
of the U.S. House of Representatives             P. Michelle Grace
                                                 Assistant Secretary                       DISTRIBUTOR
Carl Frischling
Partner                                          John H. Lively                            A I M Distributors, Inc.
Kramer, Levin, Naftalis & Frankel LLP            Assistant Secretary                       11 Greenway Plaza
                                                                                           Suite 100
Prema Mathai-Davis                               Nancy L. Martin                           Houston, TX 77046
Formerly Chief Executive                         Assistant Secretary
Officer, YWCA of the U.S.A.
                                                 Ofelia M. Mayo
Lewis F. Pennock                                 Assistant Secretary
Partner
Pennock & Cooper                                 Lisa A. Moss
                                                 Assistant Secretary
Louis S. Sklar
Executive Vice President                         Kathleen J. Pflueger
Hines Interests                                  Assistant Secretary
Limited Partnership
                                                 Stephen R. Rimes
                                                 Assistant Secretary

                                                 Timothy D. Yang
                                                 Assistant Secretary


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                                   U.S. POSTAGE
                                      PAID
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                                 Permit No. 1919

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A I M Distributors, Inc.